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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 April 18, 2006
                Date of Report (Date of earliest event reported)

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Pennsylvania                  1-16581                23-2453088
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)             Ident. No.)

    1500 Market Street, Philadelphia, Pennsylvania              19102
       (Address of principal executive offices)               (Zip Code)

                                 (215) 557-4630
               Registrant's telephone number, including area code

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02      RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On April 18, 2006, Sovereign Bancorp, Inc. (the "Company") issued a press release discussing the Company's first quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

99.1  Press release, dated April 18, 2006, of Sovereign Bancorp, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SOVEREIGN BANCORP, INC.


Dated: April 18, 2006                         By: /s/ Stacey V. Weikel
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                                                  Stacey V. Weikel
                                                  Senior Vice President

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                                  EXHIBIT INDEX

Exhibit Number                             Description
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     99.1        Press release, dated April 18, 2006, of Sovereign Bancorp, Inc.

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